Exhibit 10.19


                                    Addendum


This Addendum is made the 23rd day of April 2002 by and between:

     (1) B Omentum Consulting AB, a company incorporated under the laws of Sweden with corp. reg. no. 556245-3778, Klovervagen 6, 133 36 Saltsjobaden, Sweden (hereinafter referred to as "the Consultant"); and

     (2) OXiGENE EUROPE AB, a company incorporated under the laws of Sweden with corp. reg. no. 556503-6638. Box 55610, 102 14 Stockholm, Sweden (hereinafter referred to as "the Company").

     (1)  and (2) hereinafter collectively referred to as "the Parties".

                                   WITNESSETH

     WHEREAS the Parties entered into a Consultant Agreement on 9 October 1995, as amended by addendums on 1 March 1996, 1 March 1997, 1 July 1999 and May 2001 (hereinafter "the Agreement");

     WHEREAS the Company is a wholly owned subsidiary of Oxigene Inc. and, thus, all the Company's activities are to the benefit of Oxigene Inc.

     WHEREAS the management of Oxigene Inc. is currently reviewing the possibility of downsizing the administrative structures of the Oxigene group of companies and in this connection is considering whether it be possible to bring to an end the activities of the Company;

     WHEREAS the Parties wish for the Agreement to be amended in certain respects;

     NOW THEREFORE, the Parties to this Addendum (hereinafter "the Addendum") hereby agree as follows:

1. Definitions and Interpretation

     1.1 Terms defined in the Agreement shall have the same respective meanings in this Addendum unless the context otherwise requires.

     1.2 Subject to the provisions of this Addendum:

     - the Agreement shall remain in full force and effect and shall be read and construed as one document with this Addendum;

     - nothing in this Addendum shall constitute a waiver or release of any rights under the Agreement, or otherwise prejudice any tight or remedy either of the Parties have under the Agreement.

2. Addendum to the Agreement

     This Addendum shall take effect from 1 July, 2002 (hereinafter "the Effective Date").

3. Amendments to the Agreement

     3.1 As from the Effective Date, it is understood and agreed that the Agreement shall be amended as follows:

     3.1.1 The Consulting Term shall run through 30 June 2004.

     3.1.2 The Company may not terminate the Consulting Term prior to 1 July 2003. Following this date, the Consulting Term may be terminated by the Company subject to a six month notice period. Notice shall be given in writing and Compensation shall be paid during such period in the amounts specified in the Agreement and this Addendum.

     3.1.3 The Annual Compensation is amended to US$ 150,000 per annum. The Compensation shall be paid monthly in advance (US$ 12,500 per month).

4 Discontinuance of the Operations of the Company

     It is hereby understood and agreed that in the event that Oxigene Inc. should decide to discontinue the activities of the Company, Oxigene Inc. shall irrevocably and unconditionally assume in full all past and fu'1ute obligations of the Company hereunder and the Consultant shall accordingly in such case perform its services to Oxigene Inc.

     This Addendum has been executed on the date first written above in two counterparts of which the Parties have taken one each.

The Company                                            The Consultant

OXiGENE Europe AB                                      B Omentum Consulting AB

Accepted and approved:

OXiGENE Inc.

                                 ADDENDUM TO THE
                              CONSULTING AGREEMENT
                               OF OCTOBER 9, 1995
--------------------------------------------------------------------------------

This Addendum to the Consulting Agreement of October 9, 1995, is made on May __, 2001 by and between OXiGENE, Europe AB, Reg. No. 556503-6638 (the "Company") and
B. Omentum Consulting AB, Reg. No. 556245-3778 (the "Consultant"). The parties in this Agreement are jointly referred to as the "Parties".

Whereas, the Parties have entered into a Consulting Agreement, dated October 9, 1995 and amendments hereto dated July 1, 1999, March 1, 1996 and March 1, 1997; and

Whereas, the Parties have agreed upon a reduction of the present Annual Compensation of $75,000 per annum to $50,000 per annum due to the decreased need of the Consultants services.

Now therefore the Parties agree as follows:

1. The annual Compensation according to Section 2 ("Annual Compensation") in the Consulting Agreement is amended to $50,000.00 per annum

2.   This addendum shall enter into effect from July 1, 2001

3. Subject to the addendum herein the Consulting Agreement and the amendments hereto shall in all other respects be unchanged and remain in full force and effect

This Addendum has been executed in two (2) originals, of which each Party has retained one.

The Company                                 The Consultant

OXiGENE, EUROPE AB                          B. OMENTUM CONSULTING AB



/s/ Frederick Driscoll                      /s/ Bjorn Nordenvall
------------------------------------        ------------------------------------
                                            Bjorn Nordenvall

                        AMENDMENT TO CONSULTING AGREEMENT

This amendment is dated a of this 1st day of July, 1999, and is made and entered into by and between OXiGENE Europe AB, Company registration No. 556503-6638 ("the Company"), and B. Omentum Consulting AB, Company registration No. 5 56245-3778 ("the Consultant).

WHEREAS, the parties have entered into a Consulting Agreement dated 9th of October 1995 ("the Consulting Agreement") and Amendments to the Consulting Agreement dated 1st March 1996 and 1st of October 1997 ("the Amendments") and

WHEREAS, the Company during the spring 1999 has wound up its business in Lund regarding testing of pharmaceutical products and has downsized said area of its business in general, leading to a substantially decreased need for utilizing the Consultants services regarding testing of pharmaceutical products.

NOW, THEREFORE the parties agree as follows:

- Section 2 ("Annual Compensation") of the Consulting Agreement is amended by replacing "$ 250,000 per annum" with "$ 75,000 per annum").

In all other aspects, the Consulting Agreement as previously amended shall be unchanged and remain in full force and effect.

This Amendment has been drawn in to originals, of which the parties have taken one each.

OXiGENE EUROPE AB                           B. OMENTUM CONSULTING AB



/s/ Bo Haglund                              /s/ Bjorn Nordenvall
------------------------------------        ------------------------------------
    Bo Haglund                                  Bjorn Nordenvall

                       AMENDMENT TO CONSULTING AGREEMENT

This amendment is dated as of this 1st day of March, 1997, and is made and entered into by and between OXiGENE Europe AB, a corporation with registered office at Scheelevagen 17, SE-223 70 Lund, Sweden ("Company") and B. Omentum Consulting AB, company registration No. 556245-3778 ("Consultant").

WHEREAS, the parties entered into a Consulting Agreement dated 9th of October 1995 ("Consulting Agreement") and Amendment to Consulting Agreement dated 1st day of March 1996 ("Amendment"); since then the Company's activities have expanded substantially and therefore the Company wishes to hire Consultant to a greater extent than was foreseen at that time.

NOW, THEREFORE the parties agree as follows:

- Section 2 ("Annual Compensation") of the Consulting Agreement is amended by replacing "$ 200,000 per annum" with "$250,000 per annum".

In all other respects, the Consulting Agreement shall be unchanged and remain in full force and effect.

This amendment has been executed in two counterparts of which each party has taken one.


B. OMENTUM CONSULTING AB                                OXiGENE EUROPE AB


/s/ Bjorn Nordenvall                                    /s/ Bo Haglund
--------------------                                    --------------
    Bjorn Nordenvall                                        Bo Haglund

                       AMENDMENT TO CONSULTING AGREEMENT
--------------------------------------------------------------------------------

This amendment is dated as of this 1st day of March 1996, and is made and entered into by and between Oxygen Europe AB, a corporation with a registered office at Scheelevagen 17, S-223 70 Lund, Sweden ("Company") and B. Omentum Consulting AB, company registration No. 556245-3778 ("Consultant").

WHEREAS, the parties entered into a Consulting Agreement dated 9th of October 1995 ("Consulting Agreement"); since then the Company's activities have expanded substantially and therefore the Company wishes to hire the Consultant to a greater extent than was foreseen at that time.

NOW, THEREFORE the parties agree as follows:

1. Section 1 ("Term") of the Consulting Agreement is amended by deleting "June 2, 1995" and all words thereafter following and replacing it with "March 1, 1996".

2. Section 2 ("Annual Compensation") of the Consulting Agreement is amended by replacing "$ 50,000 per annum" with "$ 200,000 per annum".

3. Section 4 ("Termination") of the Consulting Agreement is amended by deleting the words "Prior to the expiration of the currently scheduled Consulting Term" and replacing "90 days" with "30 days".

     Said Section 4 is further amended by adding the words "However, such notice may not be given before July 1, 1996".

4. In all other respects, the Consulting Agreement shall be unchanged and remain in full force and effect.

This Amendment has been executed in two counterparts of which each party has taken one.


B. OMENTUM CONSULTING AB                                OXiGENE EUROPE AB

/s/ Bjorn Nordenvall                                    /s/ Claus Moller
--------------------                                    ----------------
    Bjorn Nordenvall                                        Claus Moller


                                                        /s/ Ronald W. Pero
                                                        ------------------
                                                            Ronald W. Pero


                                                        /s/ Bjorn Nordenvall
                                                        --------------------
                                                            Bjorn Nordenvall